Weyerhaeuser Company	Exhibit 99.2

Q2.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net sales	$1,763	$1,884	$1,939	$3,647	$3,735
Costs of sales	1,428	1,559	1,535	2,987	2,976
Gross margin	335	325	404	660	759
Selling expenses	23	23	22	46	44
General and administrative expenses	119	114	116	233	236
Other operating costs (income), net	14	10	(4)	24	13
Operating income	179	178	270	357	466
Non-operating pension and other post-employment benefit costs	(19)	(19)	(10)	(38)	(21)
Interest income and other	5	6	13	11	29
Interest expense, net of capitalized interest	(66)	(66)	(67)	(132)	(134)
Earnings before income taxes	99	99	206	198	340
Income taxes	(16)	(12)	(33)	(28)	(53)
Net earnings	$83	$87	$173	$170	$287

Per Share Information

	Q1	Q2		Year-to-Date
	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Earnings per share, basic and diluted	$0.11	$0.12	$0.24	$0.23	$0.39
Dividends paid per common share	$0.21	$0.21	$0.20	$0.42	$0.54
Weighted average shares outstanding (in thousands):
Basic	726,143	723,682	729,026	724,906	729,534
Diluted	726,566	723,927	729,341	725,239	729,950
Common shares outstanding at end of period (in thousands)	725,671	721,835	727,519	721,835	727,519

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net earnings	$83	$87	$173	$170	$287
Non-operating pension and other post-employment benefit costs	19	19	10	38	21
Interest income and other	(5)	(6)	(13)	(11)	(29)
Interest expense, net of capitalized interest	66	66	67	132	134
Income taxes	16	12	33	28	53
Operating income	179	178	270	357	466
Depreciation, depletion and amortization	125	125	126	250	251
Basis of real estate sold	24	33	39	57	70
Special items included in operating income	—	—	(25)	—	(25)
Adjusted EBITDA(1)	$328	$336	$410	$664	$762

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2025 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net earnings	$83	$87	$173	$170	$287
Product remediation recovery	—	—	(19)	—	(19)
Net earnings before special items(1)	$83	$87	$154	$170	$268

	Q1	Q2		Year-to-Date
	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Net earnings per diluted share	$0.11	$0.12	$0.24	$0.23	$0.39
Product remediation recovery	—	—	(0.03)	—	(0.02)
Net earnings per diluted share before special items(1)	$0.11	$0.12	$0.21	$0.23	$0.37

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Pension and post-employment costs:
Pension and post-employment service costs	$4	$5	$5	$9	$10
Non-operating pension and other post-employment benefit costs	19	19	10	38	21
Total company pension and post-employment costs	$23	$24	$15	$47	$31

Weyerhaeuser Company

Q2.2025 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2025	June 30, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$560	$592	$684
Receivables, net	382	369	306
Receivables for taxes	13	9	9
Inventories	675	610	607
Prepaid expenses and other current assets	141	178	142
Total current assets	1,771	1,758	1,748
Property and equipment, net	2,333	2,321	2,329
Construction in progress	291	316	287
Timber and timberlands at cost, less depletion	11,506	11,452	11,551
Minerals and mineral rights, less depletion	187	184	189
Deferred tax assets	23	23	24
Other assets	409	424	408
Total assets	$16,520	$16,478	$16,536

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$150	$900	$210
Accounts payable	288	283	255
Accrued liabilities	430	511	512
Total current liabilities	868	1,694	977
Long-term debt, net	5,017	4,268	4,866
Deferred tax liabilities	32	37	26
Deferred pension and other post-employment benefits	602	609	596
Other liabilities	356	346	350
Total liabilities	6,875	6,954	6,815
Total equity	9,645	9,524	9,721
Total liabilities and equity	$16,520	$16,478	$16,536

Weyerhaeuser Company

Q2.2025 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	March 31, 2025	June 30, 2025	June 30, 2024	June 30, 2025	June 30, 2024
Cash flows from operations:
Net earnings	$83	$87	$173	$170	$287
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	125	125	126	250	251
Basis of real estate sold	24	33	39	57	70
Pension and other post-employment benefits	23	24	15	47	31
Share-based compensation expense	11	12	12	23	22
Other	4	—	3	4	4
Change in:
Receivables, net	(76)	10	(4)	(66)	(57)
Receivables and payables for taxes	(22)	6	16	(16)	13
Inventories	(68)	55	15	(13)	(53)
Prepaid expenses and other current assets	5	12	16	17	33
Accounts payable and accrued liabilities	(25)	64	37	39	(14)
Pension and post-employment benefit contributions and payments	(3)	(3)	(5)	(6)	(9)
Other	(11)	(29)	(11)	(40)	(22)
Net cash from operations	$70	$396	$432	$466	$556
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(71)	$(99)	$(82)	$(170)	$(139)
Capital expenditures for timberlands reforestation	(22)	(8)	(9)	(30)	(31)
Acquisitions of timberlands	(4)	(1)	(53)	(5)	(53)
Other	—	(3)	1	(3)	3
Net cash from investing activities	$(97)	$(111)	$(143)	$(208)	$(220)
Cash flows from financing activities:
Cash dividends on common shares	$(152)	$(152)	$(146)	$(304)	$(394)
Net proceeds from issuance of long-term debt	299	—	—	299	—
Payments on long-term debt	(210)	—	—	(210)	—
Repurchases of common shares	(25)	(100)	(49)	(125)	(99)
Other	(9)	(1)	—	(10)	(10)
Net cash from financing activities	$(97)	$(253)	$(195)	$(350)	$(503)

Net change in cash, cash equivalents and restricted cash	$(124)	$32	$94	$(92)	$(167)
Cash, cash equivalents and restricted cash at beginning of period	684	560	903	684	1,164
Cash, cash equivalents and restricted cash at end of period	$560	$592	$997	$592	$997

Cash paid during the period for:
Interest, net of amounts capitalized	$58	$74	$69	$132	$126
Income taxes, net of refunds	$34	$6	$15	$40	$38

(1) Includes $16 million, $22 million and $38 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, second quarter 2025 and year-to-date 2025, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q2.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Sales to unaffiliated customers	$382	$373	$409	$755	$796
Intersegment sales	152	156	146	308	280
Total net sales	534	529	555	1,063	1,076
Costs of sales	409	416	450	825	865
Gross margin	125	113	105	238	211
Selling expenses	—	1	—	1	—
General and administrative expenses	24	24	25	48	50
Other operating (income) costs, net	(1)	—	—	(1)	1
Operating income	102	88	80	190	160
Interest income and other	—	—	1	—	1
Net contribution to earnings	$102	$88	$81	$190	$161

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Operating income	$102	$88	$80	$190	$160
Depreciation, depletion and amortization	65	64	67	129	131
Adjusted EBITDA(1)	$167	$152	$147	$319	$291

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 9.

Selected Segment Items

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Total (increase) decrease in working capital(2)	$(16)	$51	$32	$35	$40
Cash spent for capital expenditures(3)	$(26)	$(19)	$(21)	$(45)	$(52)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Third Party	Delivered logs:
Net Sales	West	$169	$169	$205	$338	$381
(millions)	South	152	154	153	306	304
	North	14	8	9	22	22
	Total delivered logs	335	331	367	666	707
	Stumpage and pay-as-cut timber	10	13	13	23	24
	Recreational and other lease revenue	19	19	19	38	38
	Other revenue	18	10	10	28	27
	Total	$382	$373	$409	$755	$796
Delivered Logs	West	$118.52	$117.69	$123.15	$118.11	$122.18
Third Party Sales	South	$37.10	$37.71	$36.89	$37.40	$36.91
Realizations (per ton)	North	$71.43	$74.30	$76.55	$72.45	$74.78
Delivered Logs	West	1,428	1,430	1,668	2,858	3,120
Third Party Sales	South	4,106	4,074	4,154	8,180	8,243
Volumes (tons, thousands)	North	192	105	118	297	293
Fee Harvest Volumes	West	2,229	2,238	2,355	4,467	4,569
(tons, thousands)	South	6,133	6,220	6,293	12,353	12,283
	North	272	180	190	452	429

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q2.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Net sales	$94	$154	$109	$248	$216
Costs of sales	32	44	46	76	87
Gross margin	62	110	63	172	129
General and administrative expenses	7	6	8	13	14
Other operating income, net	(1)	(2)	(4)	(3)	(4)
Operating income and Net contribution to earnings	$56	$106	$59	$162	$119

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Operating income	$56	$106	$59	$162	$119
Depreciation, depletion and amortization	2	4	4	6	7
Basis of real estate sold	24	33	39	57	70
Adjusted EBITDA(1)	$82	$143	$102	$225	$196

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 9.

Segment Statistics

		Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Net Sales	Real Estate	$69	$123	$78	$192	$161
(millions)	Energy and Natural Resources	25	31	31	56	55
	Total	$94	$154	$109	$248	$216
Acres Sold	Real Estate	16,654	24,103	37,665	40,757	57,439
Price per Acre	Real Estate	$3,812	$4,757	$2,062	$4,371	$2,601
Basis as a Percent of Real Estate Net Sales	Real Estate	35%	27%	50%	30%	43%

Weyerhaeuser Company	Wood Products Segment

Q2.2025 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Net sales	$1,287	$1,357	$1,421	$2,644	$2,723
Costs of sales	1,114	1,243	1,185	2,357	2,292
Gross margin	173	114	236	287	431
Selling expenses	22	22	22	44	43
General and administrative expenses	39	40	37	79	77
Other operating costs (income), net	6	6	(19)	12	(13)
Operating income and Net contribution to earnings	$106	$46	$196	$152	$324

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Operating income	$106	$46	$196	$152	$324
Depreciation, depletion and amortization	55	55	54	110	110
Special items	—	—	(25)	—	(25)
Adjusted EBITDA(1)	$161	$101	$225	$262	$409

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 9.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Product remediation recovery	$—	$—	$(25)	$—	$(25)

Selected Segment Items

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Total (increase) decrease in working capital(2)	$(157)	$49	$34	$(108)	$(140)
Cash spent for capital expenditures(3)	$(67)	$(88)	$(63)	$(155)	$(105)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) Includes $16 million, $22 million and $38 million in capital expenditures related to the construction of our Monticello engineered wood products facility in first quarter 2025, second quarter 2025 and year-to-date 2025, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Structural Lumber	Third party net sales	$527	$581	$499	$1,108	$963
(volumes presented	Third party sales realizations	$463	$454	$419	$458	$424
in board feet)	Third party sales volumes	1,138	1,277	1,190	2,415	2,270
	Production volumes	1,163	1,208	1,163	2,371	2,248
Oriented Strand	Third party net sales	$228	$205	$288	$433	$543
Board	Third party sales realizations	$317	$280	$407	$298	$383
(volumes presented	Third party sales volumes	719	731	708	1,450	1,418
in square feet 3/8")	Production volumes	743	737	744	1,480	1,479
Engineered Solid	Third party net sales	$161	$169	$191	$330	$368
Section	Third party sales realizations	$3,026	$2,916	$3,239	$2,968	$3,226
(volumes presented	Third party sales volumes	5.3	5.8	6.0	11.1	11.4
in cubic feet)	Production volumes	5.7	6.0	6.1	11.7	11.8
Engineered	Third party net sales	$88	$95	$107	$183	$206
I-joists	Third party sales realizations	$2,519	$2,399	$2,645	$2,456	$2,647
(volumes presented	Third party sales volumes	35	40	41	75	78
in lineal feet)	Production volumes	35	40	41	75	84
Softwood Plywood	Third party net sales	$40	$41	$42	$81	$83
(volumes presented	Third party sales realizations	$459	$446	$464	$452	$485
in square feet 3/8")	Third party sales volumes	88	92	90	180	171
	Production volumes	80	82	82	162	154
Medium Density	Third party net sales	$32	$36	$42	$68	$81
Fiberboard	Third party sales realizations	$1,163	$1,195	$1,186	$1,180	$1,184
(volumes presented	Third party sales volumes	27	31	36	58	69
in square feet 3/4")	Production volumes	22	37	34	59	68

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2025 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Unallocated corporate function and variable compensation expense	$(42)	$(41)	$(37)	$(83)	$(75)
Liability classified share-based compensation	(1)	1	3	—	2
Foreign exchange gain (loss)	—	2	—	2	(1)
Elimination of intersegment profit in inventory and LIFO	(18)	(4)	6	(22)	—
Other, net	(24)	(20)	(37)	(44)	(63)
Operating loss	(85)	(62)	(65)	(147)	(137)
Non-operating pension and other post-employment benefit costs	(19)	(19)	(10)	(38)	(21)
Interest income and other	5	6	12	11	28
Net charge to earnings	$(99)	$(75)	$(63)	$(174)	$(130)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Operating loss	$(85)	$(62)	$(65)	$(147)	$(137)
Depreciation, depletion and amortization	3	2	1	5	3
Adjusted EBITDA(1)	$(82)	$(60)	$(64)	$(142)	$(134)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 9.

Unallocated Selected Items

in millions	Q1.2025	Q2.2025	Q2.2024	YTD.2025	YTD.2024
Cash spent for capital expenditures	$—	$—	$(7)	$—	$(13)